                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Filed by the Registrant [ X ]
Filed by a party other than the registrant [ ]
Check the appropriate box: [ ]
[ ] Preliminary proxy statement                     [ ] Confidential for
[X] Definitive proxy statement                      Only (as permitted by
                                                    Use of the Commission
                                                    Rule 14a-6(e)(2))
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                       AMERICAN DENTAL TECHNOLOGIES, INC.
                (Name of registrant as specified in its charter)

                              John E. Vickers, III
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

 Payment of filing fee (Check the appropriate box):

 [X]  No fee required.
 [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1) Title of each class of securities to which transaction applies:
      (2) Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined):_______
          _____________________________________________________________________
      (4) Proposed maximum aggregate value of transaction:_____________________
      (5) Total fee paid:________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:_____________________________________________
      (2) Form, schedule or registration statement no.:_______________________
      (3) Filing party:_______________________________________________________
      (4) Date filed:_________________________________________________________

                       AMERICAN DENTAL TECHNOLOGIES, INC.
                            18860 West Ten Mile Road
                           Southfield, Michigan 48075






                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           to be held on May 29, 1998



TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of American Dental Technologies, Inc. (the "Company") will be held at the Company's new headquarters located at 18860 West Ten Mile Road, Southfield, Michigan, on Friday, the 29th day of May, 1998 at 10:00 a.m. local time, for the following purposes:

         (1)    to elect three directors for a term of three years;

         (2) to transact such other business as may properly come before the meeting or any adjournment thereof.

         Only stockholders of record at the close of business on April 10, 1998 are entitled to vote at the Annual Meeting.

         YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. RETURNING THE ENCLOSED PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON OR ATTEND THE ANNUAL MEETING.




                                             By Order of the Board of Directors,



                                             John  E. Vickers III




April 29, 1998

                       AMERICAN DENTAL TECHNOLOGIES, INC.




                                 ---------------
                                 PROXY STATEMENT
                                 ---------------





                               GENERAL INFORMATION


         This Proxy Statement is being sent to stockholders on or about April 29, 1998, and is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of American Dental Technologies, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held at the Company's new headquarters located at 18860 West Ten Mile Road, Southfield, Michigan 48075, at 10:00 a.m., local time, on Friday, May 29, 1998, and at any and all adjournments thereof, for the purposes set forth in the accompanying notice.

         A proxy may be revoked at any time before it is exercised by delivering written notice to the Secretary of the Company, executing and delivering a later dated proxy or voting in person at the Annual Meeting. Unless revoked, the shares represented by the proxy will be voted in accordance with the specifications made. IF NO SPECIFICATIONS ARE MADE, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS AS PROPOSED IN THIS PROXY STATEMENT. The Board does not intend to present any other matters at the Annual Meeting. However, should any other matters properly come before the Annual Meeting, it is the intention of such proxy holders to vote the proxies in accordance with their best judgment.

         The cost of solicitation of proxies by the Board will be borne by the Company. Such solicitation will be made by mail and may also be made by directors, officers and employees of the Company personally or by telephone, facsimile or other electronic means, without additional compensation. In addition, Corporate Investor Communications, Inc., a proxy soliciting firm, has been retained by the Company to assist in the solicitation at a cost of approximately $5,000, plus out-of-pocket expenses. Proxy materials may also be distributed through brokers, custodians and other like parties to the beneficial owners of common stock of the Company ("Common Stock"), and the Company will reimburse such parties for their reasonable expenses incurred in connection therewith.

         Only holders of record of Common Stock at the close of business on April 10, 1998 (the "Record Date") are entitled to vote at the Annual Meeting or any adjournments thereof. As of the Record Date, there were 7,018,136 shares of Common Stock outstanding. Each share of Common Stock entitles the owner to one vote. The presence at the meeting in person or by proxy of a majority of the shares of the Company's Common Stock outstanding on the Record Date will constitute a quorum to transact business at the Annual Meeting. The election of directors requires a plurality of the votes cast.

                      PRINCIPAL STOCKHOLDERS OF THE COMPANY
                      AND SECURITY OWNERSHIP OF MANAGEMENT


         The following table sets forth certain information regarding the ownership of the Common Stock as of February 28, 1998, except as otherwise indicated, by each current director, each director nominee, each of the executive officers named in the Summary Compensation Table under "Executive Compensation," all current directors and executive officers as a group, and each person who is known by the Company to own beneficially 5% or more of the Company's outstanding shares of Common Stock (each, a "5% Owner").

                                                                   Number of           Percent of
         Name (1)                                                 Shares (2)            Class(3)
         Ben J. Gallant                                           1,419,728               16.0
         William D. Myers                                         1,178,722(4)            13.3
         William D. Maroney                                         813,296(5)             9.1
         Charles A. Nichols                                         798,755                9.0
         Michael F. Radner                                          676,382                7.6
         Denics Co., Ltd.                                           559,607                6.3
         Wayne A. Johnson II                                        387,853(6)             4.4
         John E. Vickers III                                        194,116                2.2
         Terry D. Myers                                             161,128(7)             1.8
         Bertrand R. Williams, Sr.                                    9,471                 *
         J. Bernard Machen                                            1,326                 *
         All current executive officers and
           directors as a group (11 persons)                      5,063,445               56.9

       *Less than one percent.

(1) The business addresses of the 5% Owners are as follows: William D. Myers, 29877 Telegraph Road, Southfield, Michigan 48034; Ben J. Gallant and Charles A. Nichols, 5555 Bear Lane, Corpus Christi, Texas 78405; William
       D. Maroney and Michael F. Radner, 18860 West Ten Mile Road, Southfield, Michigan 48075; and Denics Co., Ltd., Yotsuya Y's Bldg., 7-6 Honshio-cho, Shinjuku-ku Tokyo 160 Japan.

(2) The column sets forth shares of Common Stock which are deemed to be "beneficially owned" by the persons named in the table under Rule 13d-3 of the SEC, including shares of Common Stock that may be acquired upon the exercise of stock options or common stock purchase warrants that are presently exercisable or become exercisable within 60 days as follows:
       Ben J. Gallant - 477,864 shares; William D. Myers and spouse - 346,139 shares; William D. Maroney and spouse - 402,778 shares; Charles A. Nichols - 301,043 shares; Michael F. Radner - 284,781 shares; Denics Co. Ltd. - 126,843 shares; Wayne A. Johnson, II - 131,999 shares; John E. Vickers - 63,966 shares; Terry D. Myers - 59,999 shares; Bertrand R. Williams, Sr. - 1,638 shares; J. Bernard Machen - 1,326 shares; and all executive officers and directors as a group - 946,652 shares.. Each of the persons named in the table has sole voting and investment power with respect to all shares beneficially owned by them, except as described in the following footnotes.

(3) For purposes of calculating the percentage of Common Stock beneficially owned, the shares issuable to each person under stock options or common stock purchase warrants exercisable currently or within 60 days are considered outstanding and added to the shares of Common Stock actually outstanding.

(4) Includes 374,071 shares of Common Stock and 230,555 common stock purchase warrants owned jointly with and/or individually by Dr. Myers' wife, Irene Myers.

(5) Includes 316,359 shares of Common Stock and 402,777 common stock purchase warrants owned by Mr.Maroney's wife, Aimee Maroney.

(6) Includes 37,975 shares of Common Stock owned by three family trusts for which he is the trustee.

(7)    Includes 97,283 shares of Common Stock owned by his wife, Donna Myers.

                              ELECTION OF DIRECTORS

         The Company's Certificate of Incorporation divides the directors into three classes, the terms of which expire as set forth below. At each annual meeting, the stockholders of the Company will elect to three-year terms directors to replace those directors whose terms expire at that annual meeting. The term of office of the directors elected at this year's Annual Meeting will continue until the 2001 annual stockholders' meeting.

         The Board recommends a vote FOR the nominees for election. THE PERSONS NAMED IN THE ACCOMPANYING FORM OF PROXY WILL VOTE FOR THE ELECTION OF THE NOMINEES UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES. If any nominee at the time of election is unable to serve, or otherwise is unavailable for election, and if other nominees are designated, the persons named in such proxy will have discretionary authority to vote or refrain from voting in accordance with their judgment on such other nominees. If any nominees are substituted by the Board, the persons named in the accompanying form of proxy intend to vote for such nominees. Management is not aware of the existence of any circumstance which would render the nominees named hereunder unavailable for election. All of the nominees are currently directors of the Company.

         The Board presently consists of seven directors, two of whom are standing for election at the Annual Meeting. Information with respect to the nominees for election and for the other directors continuing in office is set forth below.


                  NOMINEES FOR DIRECTOR - WITH TERMS EXPIRING IN 2001

                    Name, Principal, Occupation, Business Experience                                 Year First
               During the Last Five Years and Other Current Directorships                   Age    Became Director

WAYNE A. JOHNSON, II........................................................................49          1996
Mr.  Johnson  served as a director  of Texas  Airsonics,  Inc.  ("Texas  Air") from 1984 until its  acquisition  by the  Company  in July  1996.  In January  1997,  Mr.  Johnson
became  the  president  and a  director  of 4.0  Studio,  Inc.,  a company he founded to establish  a  personalized  conditioning  and  fitness  studio in  Dallas,  Texas.  From
August 1994 to December  1995,  Mr.  Johnson  served as a director and as vice president and general counsel of Racer  Components,  Inc. and Automotive  Digital  Systems,  Inc.,
manufacturers  and marketers of automotive  specialty  equipment and he continues to act as legal counsel to such  companies.  From October 1992 until August 1994,  Mr.  Johnson was  operational  manager and  marketing  director of King  Sports,  Inc., a broad based sports  marketing  company  focusing  primarily  on the auto racing  industry.  In April
1992, Mr. Johnson formed and until  September  1992,  served as president and a director of Attorney's  Cooperative  Advertising,  Inc., a television  direct response  marketing company.  Mr. Johnson served as vice  president-marketing  of The Beneke Company,  Inc., a public insurance adjusting firm from January 1991 until March 1992.

JOHN  E. VICKERS III........................................................................51          1996
Mr.  Vickers was elected  Senior Vice President - Operations in November 1996 and became a  director  in July  1996.  Mr.  Vickers  had  served as Texas  Air's  chief  financial
officer  and  legal   counsel   since  June  1993.   He  also  had   various   operating
responsibilities   with  Texas  Air.  From  December  1991  until  September  1994,  Mr.
Vickers  was of counsel to the law firm of Novak,  Vickers  and Burt.  Mr.  Vickers  had been engaged in the practice of law for 25 years.

                   INCUMBENT DIRECTORS - WITH TERMS EXPIRING IN 2000

                    Name, Principal, Occupation, Business Experience                                 Year First
               During the Last Five Years and Other Current Directorships                   Age    Became Director

WILLIAM  D. MARONEY.........................................................................60          1997
Mr.  Maroney is a private  investor.  From January 1987 to December  1996,  Mr.  Maroney
had been in private law  practice in New York,  New York.  Prior  thereto,  Mr.  Maroney was a senior  tax  counsel  for ITT  Corporation.  Mr.  Maroney  previously  served as a director of the Company  from May 1990 to May 1993.  Mr.  Maroney was  appointed  to the
Board in March 1997 to complete the term of Anthony D. Fiorillo, who resigned.

BERTRAND R. WILLIAMS........................................................................69          1990
Mr.  Williams  is a principal  officer  and,  since  February  1995,  has been the chief executive  officer of Global  Focus  Marketing  and  Distribution  ("GFMD").  GFMD sells specialized  clinical  laboratory  supplies and  diagnostics,  research  and  industrial equipment.  Prior to founding GFMD, Mr. Williams had been the chief executive


 Bertrand R. Williams (continued)
officer of Rupp & Bowman Company, a  marketer  of high technology medical equipment and diagnostics  for  more  than  30  years. Since  1981, he  has also been chairman of the board and chief executive officer of Immuno  Concepts, Inc.,  a manufacturer of immuno-
diagnostic  and  virology  products  in  Sacramento,  California.  In June 1994, Rupp &
Bowman Company commenced bankruptcy  proceedings  pursuant to Chapter 11 of the federal
Bankruptcy  Code to reorganize  its  business.  In February 1995, that action, which is still  pending  in the  United  States Bankruptcy Court in Dallas, Texas, was converted to a proceeding under Chapter 7  of  the federal Bankruptcy Code. In  January 1994, Mr.
Williams commenced  bankruptcy  proceedings  under  Chapter 7 of the federal Bankruptcy
Code against Integrated Clinical Systems, a  private  corporation of which Mr. Williams had been  the  chairman  of  the  board  of  directors since December 1991. That action had been pending in the United States  Bankruptcy  Court, Indianapolis, Indiana and was
concluded  in  July  I996.  Integrated  Clinical  Systems  was dissolved and its assets distributed to creditors.

CHARLES A. NICHOLS.......................................................................... 73          1996
Mr.  Nichols was one of the  founders  of Texas Air and served as a director  since that company's  inception  in 1982 until its  acquisition  by the  Company  in July 1996.  He also served as treasurer  for Texas Air from 1989 to 1996.  Mr.  Nichols is a pharmacist by profession  and the owner of several  businesses in the Corpus  Christi,  Texas area, including Southside Pharmacy, Inc., where he has been the President since 1954.

                   INCUMBENT DIRECTORS - WITH TERMS EXPIRING IN 1999

                    Name, Principal, Occupation, Business Experience                                   Year First
               During the Last Five Years and Other Current Directorships                    Age    Became Director

WILLIAM  D. MYERS, M.D...................................................................... 56          1990
Dr.  Myers is one of the  founders  of the Company and a  co-inventor  of the  Company's first  dental  laser.  He has been  Chairman of the Board of the Company  since  January
1990.  Dr.  Myers has been a  practicing  ophthalmologist  for more than 20 years and is the founder and director of the Michigan Eyecare Institute.

BEN J. GALLANT.............................................................................. 64          1996
Mr.  Gallant  was  appointed  President  and Chief  Operating  Officer of the Company in
September  1996 and Chief  Executive  Officer in November  1996. He became a director in
July 1996.  Mr.  Gallant was a founder of Texas Air,  served as a director  and chairman of the board since that  company's  inception  in 1982,  and was elected  president  and chief  executive  officer  in  1991.  He is  chiefly  responsible  for  the  design  and development of the Company's  KCP and industrial product lines.


              CERTAIN INFORMATION CONCERNING THE BOARD OF DIRECTORS

         During 1997, there were four Board meetings held. Each director attended 75% or more of the total number of meetings of the Board and committees of which he was a member in 1997.

         The Company's Board has a Compensation Committee and an Audit Committee. The members of each committee serve without additional compensation. The Company's Board does not have a nominating committee or a committee serving a similar function.

         The Compensation Committee held one meeting in 1997. The current members of the Compensation Committee, neither of whom are employees of the Company, are Wayne A. Johnson, II and Bertrand R. Williams, Sr. The functions of this Committee are to establish and administer the Company's executive compensation plans and the compensation of executive management.

         The Audit Committee of the Board held one meeting during the last fiscal year. The current members of the Audit Committee, neither of whom are employees of the Company, are Charles A. Nichols and William D. Maroney. The functions of the Audit Committee include reviewing the adequacy of the Company's system of internal controls and accounting practices; reviewing the scope of the annual audit performed by the Company's independent auditors, Ernst & Young, prior to its commencement; and reviewing the Company's annual audited financial statements.

                             EXECUTIVE COMPENSATION
SUMMARY

       The following table provides a summary of compensation paid or accrued by the Company and its subsidiaries during 1997, 1996 and 1995 to or on behalf of the Company's Chief Executive Officer and each of the other executive officers, as of December 31, 1997 who earned in excess of $100,000 in 1997 (the "Named Officers").


Summary Compensation Table
--------------------------                                                            Long Term
                                                                                 Compensation Awards
                                                  Annual   Compensation        ----------------------      All Other
Name and                                       --------------------------      Securities Underlyhing     Compensation
Principal Position                    Year       Salary($)      Bonus($)         Option/SARs (#)(i)          ($) (a)
----------------------------------------------------------------------------------------------------------------------
Ben J. Gallant(b)                     1997       225,000          27,750               75,000              5,684
Chief Executive Officer, Chief        1996       181,250(c)           --                   --             53,750
Operating Officer and President       1995            --              --                   --                 --

Terry D. Myers                        1997       150,000          18,500               50,000                 --
Vice President - Research &           1996       120,004              --               15,000                 --
Clinical                              1995       129,829              --               34,999                 --

John E. Vickers III(b)                1997       145,000          18,500               50,000                500
Sr. Vice President -                  1996       108,000(d)           --                   --                 --
Operations                            1995            --              --                   --                 --

Diane M. Miller                       1997       112,500          13,875               37,500                500
Chief Financial Officer               1996       100,000              --               25,000                 --
                                      1995        91,710              --               35,000                 --

William S. Parker                     1997       108,508          13,875               37,500                500
Vice President - Marketing &          1996        87,102              --               12,500                 --
Sales                                 1995        81,078              --               11,250                 --

-------------------
(a) Includes $500 401(k) contribution matching and with respect to Mr. Gallant, $5,184 for life insurance premiums.
(b)    Became an officer of the Company in 1996.
(c) Includes $87,500 received as president of Texas Air through July 31, 1996 paid by Texas Air.
(d) Includes $63,000 received as chief financial officer of Texas Air through July 31, 1996 paid by Texas Air.

OPTION GRANTS

       The following table sets forth information concerning the grant of stock options under the Company's Long-Term Incentive Plan during 1997 to the Named Officers.

                                                    Option/SAR Grants in Last Fiscal Year

                                                          Individual Grants
                                 ---------------------------------------------------------------------
                                  Number of            % of Total
                                 Securities           Options/SARs
                                 Underlying            Granted to       Exercise or
                                Options/SARs          Employees in      Base Price        Expiration
Name                             Granted (#)           Fiscal Year        ($/Sh)             Date
------------------------------------------------------------------------------------------------------
Ben J. Gallant                    15,000(a)                  6.0           5.4375          06/19/07
                                  30,000(b)                 12.0           5.4375          06/19/07
                                  30,000(c)                 12.0           5.4375          06/19/07

Terry D. Myers                    10,000(a)                  4.0           5.4375          06/19/07
                                  20,000(b)                  8.0           5.4375          06/19/07
                                  20,000(c)                  8.0           5.4375          06/19/07

John E. Vickers III               10,000(a)                  4.0           5.4375          06/19/07
                                  20,000(b)                  8.0           5.4375          06/19/07
                                  20,000(c)                  8.0           5.4375          06/19/07

Diane M. Miller                    7,500(a)                  3.0           5.4375          06/19/07
                                  15,000(b)                  6.0           5.4375          06/19/07
                                  15,000(c)                  6.0           5.4375          06/19/07

William S. Parker                  7,500(a)                  3.0           5.4375          06/19/07
                                  15,000(b)                  6.0           5.4375          06/19/07
                                  15,000(c)                  6.0           5.4375          06/19/07
(footnotes on next page)

(a) These options granted under the Long-Term Incentive Plan became exercisable on June 20, 1997.

(b) These options granted under the Long-Term Incentive Plan become exercisable on June 20, 2002, unless accelerated through the Company achieving a 40% or more increase in its common stock price (to $7.6125 or greater) for at least 15 trading days during the period of June 20, 1997 through June 1, 1998 (the "price goal"). The vesting of the options will accelerate as follows: If the price goal is achieved prior to June 1, 1998, the options will vest in five equal semi-annual installments beginning on the date on which the price goal is achieved.

(c) These options granted under the Long-Term Incentive Plan become exercisable on June 20, 2002, unless accelerated through the Company achieving laser sales in North America of at least 20 units per month for three consecutive months during the period of June 20, 1997 through October 1, 1998 (the "sales goal"). The vesting of the options will accelerate as follows: If the sales goal is achieved prior to October 1, 1998, the options will vest in five equal semi-annual installments beginning on the date on which the sales goal is achieved.

OPTION HOLDINGS

       The following table provides information with respect to the unexercised options held as of the end of 1997 by the Named Officers. The Named Officers did not exercise any options during 1997.

                       AGGREGATED OPTION/SAR EXERCISES IN
             LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

                                              Number of Unexercised                   Value of Unexercised
                                              Options/SARs at Fiscal               In-the-Money Options/SARs
                 Name                              Year End (#)                    At Fiscal Year End ($)(a)
-------------------------------------------------------------------------------------------------------------------
                                       Exercisable         Unexercisable        Exercisable      Unexercisable
                                       -----------         -------------        -----------      -------------
Ben J. Gallant                           15,000              60,000                  -0-             -0-
Terry D. Myers                           59,999              40,000               45,650             -0-
John E. Vickers III                      10,000              40,000                  -0-             -0-
Diane M. Miller                          67,500              30,000               45,650             -0-
William S. Parker                        31,250              30,000               17,260             -0-

---------------------
(a) Value was determined by multiplying the number of shares subject to an option by the difference between the closing price of the Common Stock on December 31, 1997 on The Nasdaq National Market and the option exercise price.


EMPLOYMENT AGREEMENTS

       Effective August 1, 1996, the Company entered into an employment agreement with Ben J. Gallant, the Company's President, Chief Operating Officer and Chief Executive Officer. The employment agreement provides for an annual base salary of $225,000, maintenance of a life insurance policy, an automobile allowance and the right to such benefits under the Company's employee benefit plans as are available to executive management. The employment agreement has a term of three years, but may be terminated at any time if Mr. Gallant commits a material criminal act, fraud, dishonesty, or malfeasance with respect to the Company or his employment. In the event (i) his employment is terminated without cause, (ii) his duties as the President and Chief Executive Officer are materially changed, or (iii) the Company liquidates, dissolves, merges with, or transfers substantially all of its assets to a company which does not assume the Company's obligations under the employment agreement, Mr. Gallant will continue to be entitled to his base salary and health coverage through the end of the term. Mr. Gallant has agreed not to compete with the Company during his employment and for one year after termination.


COMPENSATION OF DIRECTORS

       Directors who are not officers or employees of the Company are entitled to a fee of $500 for each Board meeting attended. In addition, such directors receive an annual option grant to purchase 312 shares of Common Stock at an exercise price equal to the market value per share on the date of grant. Such options become exercisable in equal annual installments over four years as long as the optionee remains a director and expire ten years after the date of grant.

                              CERTAIN TRANSACTIONS

TEXAS AIR

       On July 31, 1996, the Company acquired 100% of the outstanding stock of Texas Air in exchange for 2,857,443 shares of Common Stock and warrants to purchase 1,749,228 additional shares of Common Stock at $5.6414 per share for a period commencing August 1, 1997 and ending July 31, 1999 (the "Merger Warrants") and Texas Air became a wholly owned subsidiary of the Company. The assets of Texas Air acquired by the Company consisted primarily of inventory, cash, accounts receivable, a modern 21,000 square foot manufacturing facility and related equipment located in Corpus Christi, Texas. Texas Air had the exclusive manufacturing rights for the KCP dental systems worldwide, except for Japan and the Pacific Rim, through 2003. The Company was the exclusive distributor of all KCP dental products manufactured by Texas Air and had been Texas Air's primary customer since 1991. The Texas Air subsidiary continued operations following the acquisition and was merged into the Company, effective December 31, 1996. The Company's purchases of KCP units and related parts from Texas Air were $3,650,000, for the period from January 1, 1996 through July 31, 1996. Pursuant to a September 1994 manufacturing agreement, Texas Air reimbursed the Company $1,220,000 for shared research and development, legal and marketing costs for the period January 1 through July 31, 1996.

     Texas Air was a 5% Owner of the Company before the acquisition. Messrs. Gallant and Nichols were significant shareholders, officers and directors and Mr. Vickers was an officer, director and shareholder of Texas Air. Following the acquisition, Messrs. Gallant and Nichols became 5% Owners and directors, Mr. Gallant and Mr. Vickers became executive officers, and Mr. Vickers became a director of the Company.

DENICS

       In June 1997, the Company entered into an agreement to cancel its joint venture agreement with Denics Co., Ltd. ("Denics"), a 5% Owner, to manufacture, market, distribute and sell dental air abrasive and laser products in the Pacific Rim territory (excluding Japan) and to acquire Denics' rights in the joint venture for $1,000,000. Upon cancellation of the joint venture agreement, Denics returned 53,547 shares of the Company's common stock. Denics also agreed not to compete for a period of ten years in the Pacific Rim territory. On June 10, 1993, the Company had agreed with Denics, to form a joint venture to distribute dental products in certain Asian and Pacific markets. The agreement, as amended, also granted Denics territorial manufacturing rights for all dental laser and air abrasive products owned by the Company, in Japan. In consideration, Denics provided the Company a $3,000,000 non-refundable prepaid royalty deposit for future air abrasive products manufactured in Japan. Formation of the joint venture was delayed and a revised joint venture agreement was signed in the fourth quarter of 1996. Denics acknowledged that the Company had fully performed all its obligations under the original agreements and that the Company had earned the prepaid royalty. Accordingly, as of December 31, 1996, the Company recognized $2,700,000, net of foreign taxes, of related party royalty income.

       The Company had accounts receivable from Denics of $223,150 and $782,469 at December 31, 1997 and 1996, respectively. In February 1998, the Company agreed to convert $500,000 of outstanding accounts receivable from Denics to a note receivable with interest payable at 10.5% due in September 1998. The Company realized $2,060,505 and $5,099,313 during the years ended December 31, 1997 and 1996, respectively, from the sale of KCP units, lasers and related parts to Denics.

       Denics was a seven percent stockholder of Texas Air prior to its acquisition by the Company on July 31, 1996 and received 207,203 shares of Common Stock and a Merger Warrant for 126,843 shares in exchange for the Texas Air stock it owned.

STOCK AND OTHER TRANSACTIONS

       On April 15, 1996, the Company acquired an ophthalmic excimer laser from Dr. William Myers a principal shareholder and the Chairman of the Board of Directors. The laser was placed in a surgical center to perform photo-refractive keratotomy (PRK). The purchase price of the laser was approximately $525,800, which was to be paid in two installments of restricted Common Stock together with a warrant to purchase an equal number of shares of Common Stock at market value, exercisable until April 1999. The first $262,900 installment of 38,945 shares, based upon the $6.75 average closing sale price of Common Stock for the first five trading days of April 1996, together with a warrant to acquire 38,945 shares at an exercise price of $6.75 per share was made on April 15, 1996. The second installment was due in April 1997, however, the Company determined that this venture would not meet its anticipated performance. The second installment of restricted Common Stock and warrants was canceled and the laser was returned pursuant to the agreement. The Company incurred a loss of approximately $260,000 in 1996 related to this transaction.

                          ACCOUNTANTS' REPRESENTATIVES

       The Board, in accordance with the recommendation of its Audit Committee, has appointed Ernst & Young LLP, Detroit, Michigan, as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 1998. Ernst & Young has conducted the audits for the Company since 1989.

       Representatives of Ernst & Young LLP, the Company's independent auditors, are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. Such representatives are also expected to be able to respond to appropriate questions.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Based solely upon a review of Forms 3, 4, 5 and amendments thereto furnished to the Company, except as indicated below, the Company's officers, directors, ten percent owners and other reporting persons timely filed all required reports for 1997 pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). During 1997, Dr. Terry Myers, Vice President - Research & Clinical, filed two late Form 4's to report two separate sales of Common Stock by his wife.


                              STOCKHOLDER PROPOSALS

       Any stockholder proposal intended to be presented at the next annual meeting of stockholders must be received by the Company no later than December 23, 1998 in order to be considered for inclusion in the Company's proxy materials for such meeting.


                                            By Order of the Board of Directors,




                                            John E. Vickers III, Secretary
Southfield, Michigan
April 22, 1998

                                    PROXY



                                                                                 UNLESS AUTHORITY  IS WITHHELD,  THIS PROXY
                                                                                 WILL BE VOTED FOR THE ELECTION OF THE
[X]  PLEASE MARK CHOICE AS IN THIS EXAMPLE                                       NOMINEES NAMED BELOW.




1) Election as directors of:


Wayne A. Johnson, II                                                                     [ ]                        [ ]
                                                                                         For                     Withheld

                                                                                         [ ]                        [ ]
John E. Vickers, III                                                                     For                     Withheld


                                                 -----------------------
                                                  Date:                          Mark box at right if comments or address
                                                                                 change has been noted on the reverse side    [ ]
Please be sure to sign and date this proxy card.                                 of this card.

-------------------------------------------------------------------------

                                                                                 Note: Please sign exactly as name(s)
                                                                                 appear(s) on stock records.  When signing
                                                                                 as attorney, administrator, trustee,
                                                                                 guardian, administrator or corporate
                                                                                 officer, please so indicate.
------------------------------------------------------------------------
Stockholder sign above                   Co-owner sign above



------------------------------------------------------------------------
                       AMERICAN DENTAL TECHNOLOGIES, INC.


Dear Stockholder:

Please take note of the important information enclosed with this Proxy.

Your vote counts, and you are strongly urged to exercise your right to vote your shares.

Please mark the box on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Stockholders' Meeting which will be held on May 29, 1998.

Thank you in advance for your prompt consideration of these matters.

Sincerely,



American Dental Technologies, Inc.

                       AMERICAN DENTAL TECHNOLOGIES, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      OF AMERICAN DENTAL TECHNOLOGIES, INC.

I (we) hereby constitute and appoint Ben J. Gallant and John E. Vickers, III, and each of them, attorneys, agents and proxies with power of substitution to vote all of the shares of common stock of American Dental Technologies, Inc. ("American Dental") that I am (we are) entitled to vote at the Annual Meeting of Stockholders of ADT, to be held at the Company's new headquarters located at 18860 West Ten Mile Road, Southfield, Michigan, on May 29, 1998 at 10:00 a.m., local time, and at any adjournments thereof, upon all matters set forth on the reverse side of this card, all of which are being proposed by American Dental.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE WITH RESPECT TO A PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

In their discretion, the proxies are also authorized to vote upon such other matters as may properly come before the meeting, if any.

I (we) acknowledge receipt of the Notice of Annual Meeting of Stockholders, the 1998 Proxy Statement dated April 22, 1998 and the 1997 Annual Report to stockholders and ratify all that the proxies or either of them or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.


HAS YOUR ADDRESS CHANGED?                            DO YOU HAVE ANY COMMENTS?


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